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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                        -----------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  March 25, 1998



                      ARCADIA RECEIVABLES FINANCE CORP.
                               as originator of
                 ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1998-A
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                     333-18021                 41-1743653
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(State or other jurisdiction       (Commission                (IRS employer
     of incorporation)              file number)            identification No.)



   7825 Washington Avenue South, Suite 410, Minneapolis, Minnesota 55439-2435
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                      (Address of principal executive offices)


        Registrant's telephone number, including area code:  (612) 942-9880
                                                            ------------------


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            (Former name or former address, if changed since last report)


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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

          Not applicable.

Item 5.   OTHER EVENTS.

          Not applicable.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.     Description
               -----------     -----------

                  4.1 Trust Agreement, dated as of March 1, 1998 among Arcadia Receivables Finance Corp., Financial Security Assurance Inc. and Wilmington Trust Company, as Owner Trustee (without exhibits)

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                  4.2          Indenture, dated as of March 1, 1998 between
                               Arcadia Automobile Receivables Trust, 1998-A and Norwest Bank Minnesota, National Association, as Trustee and Indenture Collateral Agent (without exhibits)

                  4.3 Sale and Servicing Agreement, dated as of March 1, 1998 among Arcadia Automobile Receivables Trust, 1998-A, as Issuer, Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (without exhibits)

                  4.4 Receivables Purchase Agreement and Assignment, dated as of March 1, 1998 by and between Arcadia Receivables Finance Corp., as Purchaser, and Arcadia Financial Ltd., as Seller (without exhibits)

                  4.5 Financial Guaranty Insurance Policy issued by Financial Security Assurance Inc. with respect to the Automobile Receivables-Backed Notes

                  8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters

                 23.1 Consent of Dorsey & Whitney LLP (included as part of Exhibit 8.1)

                 23.2          Consent of Coopers & Lybrand L.L.P.

                 23.3          Consent of Coopers $ Lybrand L.L.P.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 25, 1998                 ARCADIA RECEIVABLES FINANCE CORP.,
                                       as originator of Arcadia Automobile
                                       Receivables Trust, 1998-A


                                       By: /s/ Brian S. Anderson
                                          ------------------------------------
                                           Brian S. Anderson
                                           Senior Vice President